Exhibit 99.1

EyePoint Pharmaceuticals Strengthens Board and Executive Leadership Team

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Stuart Duty appointed to EyePoint’s Board of Directors –

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George Elston promoted to Executive Vice President -

WATERTOWN, Mass., October 16, 2023 (GLOBE NEWSWIRE) – EyePoint Pharmaceuticals, Inc. (NASDAQ: EYPT), a company committed to developing and commercializing therapeutics to improve the lives of patients with retinal diseases, today announced the appointment of Stuart Duty to its Board of Directors and the promotion of George Elston to Executive Vice President.

“We are excited to welcome Mr. Duty to our Board of Directors,” said Jay S. Duker, M.D., President and Chief Executive Officer of EyePoint Pharmaceuticals. “Stuart is a seasoned veteran in biotech finance and investment banking, and we plan to leverage his broad expertise working with biopharmaceutical companies during this critical period of EyePoint’s development. We look forward to benefitting from his strategic insight as we continue to advance our pipeline through key milestones over the coming quarters, including the topline Phase 2 DAVIO 2 data readout for EYP-1901 in wet age-related macular degeneration (AMD) anticipated in December.”

Dr. Duker continued, “George Elston has been instrumental to EyePoint’s organizational growth, financial success, and strategic long-term vision since he joined the company four years ago. His promotion to Executive Vice President underscores the invaluable role that he has played in EyePoint’s successful track record of execution, utilizing his financial prowess to advance the company’s growing pipeline through development and to build a strong balance sheet. George also drove the acquisition of key assets for our pipeline including razuprotafib, the active drug in EYP-2301, our latest pipeline program. On behalf of the entire leadership team, we congratulate George and look forward to his continued contributions to EyePoint as we continue to build value for our shareholders during this exciting time in the company’s growth.”

Stuart Duty, Board of Directors

Stuart Duty is an experienced financial executive with over 30 years of experience in finance and investment banking. Mr. Duty has focused primarily on biotechnology and specialty pharmaceuticals clients for much of his career, advising senior executives and boards on a range of financing activities and strategic transactions. Mr. Duty was most recently a Senior Managing Director at Guggenheim Securities, LLC. Previously, he held senior roles at Piper Jaffray and Montgomery Securities, and held operating roles at Oracle Partners and Curative Technologies. Mr. Duty holds a B.A. in Biochemistry from Occidental College and an M.B.A. from Harvard Business School.

“I am delighted to join EyePoint’s Board of Directors at such an exciting time for the Company, as EYP-1901 rapidly approaches multiple upcoming data readouts in wet AMD and non-proliferative diabetic retinopathy,” said Mr. Duty. “I am inspired by and share EyePoint’s commitment to improving clinical outcomes for patients facing a great unmet need for sustained-delivery options, and I look forward to working closely with my fellow Board members to support the Company’s strategic objectives as it continues to advance its innovative ophthalmic pipeline.”

George Elston, Executive Vice President and Chief Financial Officer

“I am honored to take on this role at EyePoint as we work to bring innovative ocular solutions to patients,” said Mr. Elston. “EyePoint has built a tremendous foundation and a track record of reliable execution, and I am eager to drive the company’s continued evolution as we deliver upon EyePoint’s goal of being the leader in innovating ocular sustained-delivery treatments.”

Mr. Elston joined EyePoint in 2019 as Chief Financial Officer & Head of Corporate Development. He brings more than 30 years of experience in financial and biopharmaceutical experience, with particular expertise in financial, capital markets and corporate development initiatives. Prior to EyePoint, Mr. Elston served as Chief Financial Officer & Head of Corporate Development at Enzyvant Therapeutics, where he helped build the rare disease firm, leading to its eventual acquisition. He previously served as President and Chief Executive Officer at 2X Oncology, Inc., where he advanced the company from a spin-out into a multiprogram, clinical-stage organization, and held senior executive roles at Juniper Pharmaceuticals, Inc.; KBI Biopharma; and Optherion, Inc. Mr. Elston began his career in public accounting at PriceWaterhouseCoopers. He holds a B.B.A in Accounting from Pace University and is a Certified Public Accountant. Mr. Elston currently serves as a Board Member of the DWS – DBX ETF Trust.

Inducement Grant under Nasdaq Listing Rule 5635(c)(4)

In addition, the Company has granted stock options to purchase up to 15,000 shares of EyePoint Pharmaceuticals common stock to one new employee as an inducement award outside the Company’s 2023 Long-Term Incentive Plan. The stock options were granted on October 13, 2023. The grant was approved by the Company’s Compensation Committee and made as an inducement material to the employee entering into employment with EyePoint Pharmaceuticals in accordance with NASDAQ Listing Rule 5635(c)(4). The option award has an exercise price of $8.10 per share, the closing price of EyePoint Pharmaceuticals’ common stock on October 13, 2023. The options have a ten-year term and vest over four years, with 25% of the original number of shares vesting on the first anniversary of the employee’s date of grant and the remainder vesting in equal monthly installments over the following three years. Vesting of the options is subject to the employee’s continued service with the Company through the applicable vesting dates.

About EyePoint Pharmaceuticals

EyePoint Pharmaceuticals (Nasdaq: EYPT) is a company committed to developing and commercializing therapeutics to help improve the lives of patients with retinal diseases. The Company's pipeline leverages its proprietary erodible Durasert E™ technology for sustained intraocular drug delivery including EYP-1901, an investigational sustained delivery intravitreal anti-VEGF treatment currently in Phase 2 clinical trials. The proven Durasert® drug delivery platform has been safely administered to thousands of patients' eyes across four U.S. FDA approved products. EyePoint Pharmaceuticals is headquartered in Watertown, Massachusetts. For more information visit www.eyepointpharma.com.

EYEPOINT SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995: To the extent any statements made in this press release deal with information that is not historical, these are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the sufficiency of our existing cash resources into 2025; our plans and any other statements about future expectations, prospects, estimates and other matters that are dependent upon future events or developments, including statements containing the words “will,” “potential,” “could,” “can,” “believe,” “intends,” “continue,” “plans,” “expects,” “anticipates,” “estimates,” “may,” other words of similar meaning or the use of future dates. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause EyePoint’s actual results to be materially different than those expressed in or implied by EyePoint’s forward-looking statements. For EyePoint, this includes uncertainties regarding the timing and clinical development of our product candidates, including EYP-1901; the potential for EYP-1901 as a novel sustained delivery treatment for serious eye diseases, including wet age-related macular degeneration, non-proliferative diabetic retinopathy and diabetic macular edema; the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; our ability to realize the anticipated benefits of the 2023 sale of YUTIQ® to Alimera Sciences including our potential to receive additional payments from Alimera pursuant to the our agreements with Alimera; our ability to manufacture YUTIQ in sufficient quantities pursuant to our commercial supply agreements with Alimera and Ocumension Therapeutics; the success of current and future license agreements, including our agreements with Alimera, Ocumension, Equinox Science and Betta Pharmaceuticals; termination or breach of current and future license agreements; our dependence on contract research organizations, co-promotion partners, and other outside vendors and service providers; effects of competition; market acceptance of our products, including our out-licensed products; product liability; industry consolidation; compliance with environmental laws; risks and costs of international business operations; volatility of stock price; possible dilution; the impact of instability in general business and economic conditions, including changes in inflation, interest rates and the labor market; the extent to which COVID-19 impacts our business and the medical community; protection of our intellectual property and avoiding intellectual property infringement; retention of key personnel; manufacturing risks; the sufficiency of the Company’s cash resources and need for additional financing; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated, or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated, or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. EyePoint undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Investors:

Christina Tartaglia

Stern IR

Direct: 212-698-8700

christina.tartaglia@sternir.com

Media Contact:

Amy Phillips

Green Room Communications

Direct: 412-327-9499

aphillips@greenroompr.com